UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 28, 2012
(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code: (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 28, 2012, John W. Sheridan was appointed to the Registrant’s board directors and as chair of the Registrant’s audit committee.  The Registrant’s board of directors has determined that Mr. Sheridan is independent (as determined in accordance with Rule 10A-3 of the Securities Exchange Act of 1934, as amended,  and Section 803A of the NYSE Amex Company Guide) and financially literate.

Mr. Sheridan is a prominent leader in Canada's business community with a strong track record of success in diverse challenges. He was appointed President and Chief Executive Officer of Ballard Power Systems on February 22, 2006. Over the course of a twenty-four year career with Bell Canada, he rose to high impact officer roles including Group Vice President of Business Development, Vice Chairman as well as President and Chief Operating Officer.

In between his positions within Bell Canada, Mr. Sheridan served as CEO of Encom Cable TV and Telecommunications in the UK. He was recognized as an innovative leader in the industry and elected Vice-Chairman of the UK Cable Communication Association in 1994.

Mr. Sheridan has extensive experience in corporate governance, as a director, committee chair and board chair of numerous companies in Canada, the USA, and the UK including Bell Canada, MTS, Aliant and Sun Media Corporation. He currently serves as Chairman of the Board of Dantherm Power, and is a Board member at Ballard and AFCC. He also serves as a member of the Premier's Technology Council and as Chair of the Canadian Hydrogen and Fuel Cell Association.

Mr. Sheridan holds a Bachelor of Environmental Studies from the University of Waterloo, a Bachelor of Arts from Wilfrid Laurier University's School of Business and Economics, and a Master of Arts in Economics from Queens University. He has also completed Executive Development Programs at Western, Queen's and University of Southern California and Harvard Business School.

In connection with his appointment as a director of the Registrant, the board of directors granted Mr. Sheridan non-qualified stock options exercisable to acquire a total of 250,000 common shares of the Registrant.  The stock options are exercisable for a period of up to five years from the date of grant at a price of Cdn$1.89 per share, being the last closing price of the Registrant's common shares on the TSX Venture Exchange on February 27, 2012, the date prior to the grant date of the options.

Mr. Sheridan is not related by blood or marriage to any of the Registrant’s directors or executive officers or any persons nominated by the Registrant to become directors or executive officers. The Registrant has not engaged in any transaction in which Mr. Sheridan or a person related to Mr. Sheridan had a direct or indirect material interest. To the Registrant’s knowledge, there is no arrangement or understanding between any of our officers and Mr. Sheridan pursuant to which he was selected to serve as a director.

Item 7.01. Regulation FD Disclosure.

On February 28, 2012, the Registrant issued a press release announcing the appointment of Mr. John W. Sheridan to the Registrant’s board of directors. A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

On February 29, 2012, the Registrant issued a press release announcing the results of a resource estimate for its Gold Rock Project in White Pine County, Nevada (the “Resource Estimate”).  A NI 43-101 technical report summarizing the Resource Estimate will be filed with the securities regulatory authorities in Canada within 45 days of the announcement of the results.  The press release was reviewed and approved by Donald E. Hulse (P.E.) for Gustavson Associates, LLC of Lakewood, Colorado, and by William S. Neal (M.Sc. and CPG), Vice President of Geological Services of the Registrant, each of whom is a “qualified person” as defined by the National Instrument 43-101 of the Canadian Securities Administrators (“NI 43-101”).  A copy of the press release is attached to this report as Exhibit 99.2.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01. Other Events

Audit Committee Composition

Following the appointment of Mr. Sheridan to the Registrant’s board of directors and audit committee as disclosed in Item 5.02 of this Current Report on Form 8-K above, the Registrant’s audit committee is now comprised of three independent directors.  Accordingly, the Registrant is now in compliance with the audit committee composition requirements set forth in Section 803B(2)(a) of the NYSE Amex Company Guide and has notified the NYSE Amex accordingly.

Annual and Special Meeting

On February 29, 2012, the Registrant provided notice in Canada of the meeting and record date for its annual and special meeting.  The Registrant will hold its annual and special meeting on May 11, 2012 at 10:00am (Vancouver time) at the offices of Stikeman Elliott LLP, Suite 1700 Park Place, 666 Burrard Street, Vancouver, British Columbia, Canada V6C 2X8.  The Registrant’s shareholders of record at the close of business on March 15, 2012 will be entitled to notice of the Annual Meeting and to vote upon matters to be considered at the meeting.

Item 9.01. Exhibits.

The following exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description

99.1	Press Release, dated February 28, 2012

99.2	Press Release, dated February 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: March 5, 2012	By:	/s/ “Kenneth A. Brunk”
Kenneth A. Brunk
President

EXHIBIT INDEX

The following exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description

99.1	Press Release, dated February 28, 2012

99.2	Press Release, dated February 29, 2012